Other non-current assets (Details) - MXN ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Other non-current assets.
Advances for purchase of property, plant and equipment	$ 472,828	$ 495,015	$ 326,676
Investments in life insurance (note 3 (l))	71,431	65,545	66,177
Security deposits	23,476	21,545	20,745
Other long-term receivable	193,689	173,488	171,222
Intangible assets in process	2,996	2,841	26,898
Other	54,502	51,614	54,024
Total non-current assets	$ 818,922	$ 810,048	$ 665,742